UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2020
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2020-COR7
(Central Index Key Number 0001814389)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

LoanCore Capital Markets LLC

(Central Index Key Number 0001555524)

German American Capital Corporation

(Central Index Key Number 0001541294)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-09	13-3789046
(State or other jurisdiction of incorporation)(Commission File No.)(IRS Employer Identification No.)

383 Madison Avenue,	New York, New York	10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On June 30, 2020 (the “Closing Date”), J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB Commercial Mortgage Securities Trust 2020-COR7, Commercial Mortgage Pass-Through Certificates, Series 2020-COR7 (the “Certificates”), pursuant to a pooling and servicing agreement, dated as of June 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated June 25, 2020 and filed with the Securities and Exchange Commission on June 30, 2020 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced Servicing Agreement, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
1633 Broadway	4.13	4.2
675 Creekside Way	4.14	N/A
Hampton Roads Office Portfolio	4.15	4.3
711 Fifth Avenue	4.16	4.4
BX Industrial Portfolio	4.17	4.5
Los Angeles Leased Fee Portfolio	4.18	4.6
City National Plaza	4.19	4.7
Moffett Towers Buildings A, B & C	4.20	4.8
Chase Center Tower I	4.21	4.9
PCI Pharma Portfolio	4.22	4.10
Chase Center Tower II	4.23	4.9
Apollo Education Group HQ Campus	4.24	4.11
Staples Headquarters	4.25	4.12
NOV Headquarters	4.26	4.3
Midland Atlantic Portfolio	4.27	4.12

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $628,296,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Jefferies LLC (“Jefferies”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”) and

Drexel Hamilton, LLC (together with JPMS, Jefferies, DBSI and GS&Co., in such capacity, the “Underwriters”), pursuant to an underwriting agreement, dated as of June 25, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On June 30, 2020, the Registrant also sold the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class H-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $99,109,614, to JPMS, Jefferies, DBSI and GS&Co. (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated June 25, 2020, between the Registrant and the Initial Purchasers (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMDB Commercial Mortgage Securities Trust 2020-COR7 (the “Issuing Entity”), a common law trust fund formed on June 30, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 34 commercial, multifamily and manufactured housing mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 30, 2020, between the Registrant and JPMCB, (ii) LoanCore Capital Markets LLC (“LCM”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 30, 2020, between the Registrant and LCM, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 30, 2020, between the Registrant and GACC, and (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 30, 2020, between the Registrant and GSMC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated June 25, 2020 and as filed with the Securities and Exchange Commission on June 30, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 25, 2020.

On June 30, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $628,296,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,727,278, were approximately $702,569,628. Of the expenses paid by the Registrant, approximately $226,059 were paid directly to affiliates of the Registrant, $21,594 in the form of fees were paid to the Underwriters, $107,969 were paid to or for the Underwriters and $4,371,657 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018. Further information regarding such sales relating to the price per class of Public

Certificates is set forth on Schedule I to the Underwriting Agreement. Further information regarding such sales has been previously provided in the Depositor’s Prospectus.

Credit Risk Retention

LCM, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligations under Section 15G of the Exchange Act as they relate to commercial mortgage-backed securities (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by LCM or a “majority-owned affiliate” (as defined in the Risk Retention Rule) of the Class F-RR, Class G-RR, Class H-RR and Class NR-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $38,856,246 (excluding accrued interest), representing approximately 5.03% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $38,650,024.00, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated June 16, 2020 and as filed with the Securities and Exchange Commission on June 17, 2020 under the heading “Credit Risk Retention”, as supplemented by the pre-pricing supplement to the preliminary prospectus dated June 23, 2020 and as filed with the Securities and Exchange Commission on June 23, 2020, prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value set forth above.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of June 25, 2020, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Jefferies LLC, Drexel Hamilton, LLC, Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the BWAY 2019-1633 certificates, dated as of December 20, 2019, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the JPMCC 2019-COR5 certificates, dated as of June 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the GSMS 2020-GC47 certificates, dated as of May 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the Benchmark 2020-IG3 certificates, dated as of May 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the JPMDB 2019-COR6 certificates, dated as of November 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement governing the issuance of the MSC 2020-CNP certificates, dated and effective as of May 1, 2020, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee.
Exhibit 4.8	Trust and Servicing Agreement governing the issuance of the MOFT 2020-ABC certificates, dated and effective as of February 26, 2020, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and as custodian.
Exhibit 4.9	Pooling and Servicing Agreement governing the issuance of the Benchmark 2020-IG2 certificates, dated as of May 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian.
Exhibit 4.10	Pooling and Servicing Agreement governing the issuance of the COMM-2019-GC44 certificates, dated and effective as of December 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.11	Pooling and Servicing Agreement governing the issuance of the Benchmark 2020-B17 certificates, dated as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.12	Pooling and Servicing Agreement governing the issuance of the CGCMT 2020-GC46 certificates, dated as of February 1, 2020, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.13	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 Holder, Initial Note A-1-C-2 Holder, Initial Note A-1-C-3 Holder, Initial Note A-1-C-4 Holder, Initial Note A-1-C-5 Holder, Initial Note A-1-C-6 Holder, Initial Note A-1-C-7 Holder and Initial Note B-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-S-1 Holder, Initial Note A-2-C-1 Holder, Initial Note A-2-C-2 Holder, Initial Note A-2-C-3 Holder, Initial Note A-2-C-4 Holder, Initial Note A-2-C-5 Holder, Initial Note A-2-C-6 Holder, Initial Note A-2-C-7 Holder and Initial Note B-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 Holder, Initial Note A-3-C-2 Holder, Initial Note A-3-C-3 Holder, Initial Note A-3-C-4 Holder, Initial Note A-3-C-5 Holder, Initial Note A-3-C-6 Holder, Initial Note A-3-C-7 Holder and Initial Note B-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4-S-1 Holder, Initial Note A-4-C-1 Holder, Initial Note A-4-C-2 Holder, Initial Note A-4-C-3 Holder, Initial Note A-4-C-4 Holder, Initial Note A-4-C-5 Holder, Initial Note A-4-C-6 Holder, Initial Note A-4-C-7 Holder and Initial Note B-4 Holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of June 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of June 27, 2019, between LoanCore Capital Markets LLC, as Note A-1 Holder, LCM Warehouse VII LLC, as Note A-2 Holder, LCM Warehouse VII LLC, as Note A-3 Holder, LCM Warehouse VII LLC, as Note A-4 Holder, LoanCore Capital Markets LLC, as Note A-5 Holder, and LCM Warehouse VII LLC, as Note A-6 Holder.
Exhibit 4.16	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A- 1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder, Initial Note A-1-8 Holder, Initial Note A-1-9 Holder, Initial Note A-1-10 Holder, Initial Note A- 1-11 Holder, Initial Note A-1-12 Holder, Initial Note A-1-13 Holder, Initial Note A-1-14 Holder, Initial Note A-1-15 Holder, Initial Note A-1-16 Holder and Initial Note A-1-17 Holder, and Bank of America, N.A., as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder.
Exhibit 4.17	Agreement Between Noteholders, dated as of May 15, 2020, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1-A-1 Holder, Initial Note A-1-A-2 Holder, Initial Note A-1-A-3 Holder, Initial Note A-1-A-4 Holder, Initial Note A-1-A-5 Holder, Initial Note A-1-A-6 Holder, Initial Note A- 1-A-7 Holder and Initial Note A-1-A-8 Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-B Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-C-1 Holder and Initial Note A-1-C-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-D Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder.

Exhibit 4.18	Co-Lender Agreement, dated as of November 26, 2019, between LoanCore Capital Markets LLC, as Note A-1 Holder, and LCM Warehouse VII LLC, as Note A-2 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of May 13, 2020, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder and Initial Note A-9 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of February 26, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 Holder, Initial Note A-1-C-2 Holder, Initial Note A-1-C-3 Holder, Initial Note A-1-C-4 Holder, Initial Note A-1-C-5 Holder, Initial Note A-1-C-6 Holder, Initial Note A-1-C-7 Holder, Initial Note A-1-C-8 Holder, Initial Note A-1-C-9 Holder, Initial Note A-1-C-10 and Initial Note B-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-S-1 Holder, Initial Note A-2-C-1 Holder, Initial Note A-2-C-2 Holder, Initial Note A-2-C-3 Holder, Initial Note A-2-C-4 Holder and Initial Note B-2 Holder, and DBR Investments Co. Limited, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 Holder, Initial Note A-3-C-2 Holder, Initial Note A-3-C-3 Holder, Initial Note A-3-C-4 Holder and Initial Note B-3 Holder.
Exhibit 4.21	Second Amended and Restated Agreement Between Noteholders, dated as of April 24, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-D Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-E Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-F Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-G Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-H Holder, JPMorgan Chase Bank, National Association, as Initial Note B Holder, and Security Benefit Life Insurance Company, as Current Note C Holder.
Exhibit 4.22	Agreement Between Note Holders, dated as of November 12, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial A-6 Holder and Initial Note A-7 Holder.
Exhibit 4.23	Second Amended and Restated Agreement Between Noteholders, dated as of April 24, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-D Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-E Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-F Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-G Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-H Holder, JPMorgan Chase Bank, National Association, as

Initial Note B Holder, and Security Benefit Life Insurance Company, as Current Note C Holder.
Exhibit 4.24	Co-Lender Agreement, dated as of January 31, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.25	Agreement Between Noteholders, dated as of February 1, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder and DBR Investments Co. Limited, as Initial Note A-3 Holder.
Exhibit 4.26	Amended and Restated Co-Lender Agreement, dated as of November 26, 2019, between Wells Fargo Bank, National Association, as Trustee for the Benefit of the Holders of the JPMCC 2019-COR5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-COR5, as Note A-1 Holder, LoanCore Capital Markets LLC, as Note A-2 Holder, and LCM Warehouse VII LLC, as Note A-3 Holder.
Exhibit 4.27	Agreement Between Noteholders, dated as of February 26, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 30, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 30, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 25, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 30, 2020, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 30, 2020 between LoanCore Capital Markets LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 30, 2020, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 30, 2020, between Goldman Sachs Mortgage Company, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2020	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)
	By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Vice President